THE GABELLI MULTIMEDIA TRUST INC.
One Corporate Center Rye, NY 10580-1422 t 914.921.5070 GABELLI.COM

For information:
Prospectus Supplement	Carter Austin
(914) 921-5475
Laurissa Martire
(914) 921-5399

PRESS RELEASE

FOR IMMEDIATE RELEASE

GABELLI MULTIMEDIA TRUST

ALERTS COMMON STOCK SHAREHOLDERS TO

RIGHTS OFFERING EXPIRATION DATE OF JULY 22, 2024

Rye, NY – July 15, 2024 – The Gabelli Multimedia Trust’s (NYSE: GGT) (the “Fund”) transferrable rights offering to acquire additional shares of common stock expires at 5:00 PM Eastern Time on July 22, 2024, unless extended. The Fund encourages shareholders to take action this week.

SUMMARY OF THE TERMS OF THE OFFERING

•	Each shareholder received one transferable right (the “Right”) for each share of common stock held on the record date (June 28, 2024).
•	Four Rights plus $5.00 (the “Subscription Price”) are required to purchase one additional share of common stock (the “Primary Subscription”). The purchase price will be payable in cash. Fractional shares of common stock will not be issued upon the exercise of Rights.
•	Record date shareholders who fully exercise their Primary Subscription Rights will be eligible for an over-subscription privilege entitling these shareholders to subscribe, subject to certain limitations and a pro-rata allotment, for any additional shares of common stock not purchased pursuant to the Primary Subscription at the same Subscription Price. Rights acquired in the secondary market may not participate in the over-subscription privilege and any record date shareholder who sells any Rights will not be eligible to participate in the over-subscription privilege.
•	The Rights trade on the New York Stock Exchange (NYSE: GGT RT).
•	The Offering expires at 5:00 PM Eastern Time on July 22, 2024, unless extended. Rights may be exercised at any time during the subscription period.

Inquiries regarding the Offering should be directed to the Fund at 800-GABELLI or 914-921-5070. Beneficial shareholders should contact their Financial Advisors to take action.

The Offering is made pursuant to the Fund’s effective shelf registration statement on file with the Securities and Exchange Commission.

The information herein is not complete and is subject to change. This document is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted. This document is not an offering, which can only be made by a final prospectus supplement and accompanying prospectus. Investors should consider the Fund’s investment objective, risks, charges and expenses carefully before investing. The base prospectus contains this and additional information about the Fund and the prospectus supplement will contain this and additional information about the Offering, and should be read carefully before investing. For further information regarding the Offering, or to obtain a prospectus supplement and the accompanying prospectus, when available, please contact the Fund at 800-GABELLI or 914-921-5070.

The Gabelli Multimedia Trust Inc. is a non-diversified, closed-end management investment company with $175 million in total net assets whose primary investment objective is long-term growth of capital. The Fund is managed by Gabelli Funds, LLC, a subsidiary of GAMCO Investors, Inc. (OTCQX: GAMI).

NYSE – GGT

CUSIP – 36239Q109